   As filed with the Securities and Exchange Commission on April 2, 2002

                                                               File No. 33-70272
                                                                        811-8074
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                      -----------------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     Post-Effective Amendment No. 10   [x]

                      -----------------------------------
                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 12   [x]

                      -----------------------------------

                       (Check appropriate box or boxes)

               LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.
              (Exact name of registrant as specified in charter)

                           1300 South Clinton Street
                          Fort Wayne, Indiana  46802
             (Address of Principal Executive Offices)  (Zip Code)

              Registrant's Telephone Number, including Area Code
                                (260) 455-2000

                             Elizabeth Frederick, Esq.
                    Lincoln National Life Insurance Company
                               1300 S. Clinton St.
                              Fort Wayne, IN 46802
                    (Name and Address of Agent for Service)


                        Copies of all communications to
                            Jeffrey S. Puretz, Esq.
                                   Dechert
                             1775 Eye Street, N.W.
                            Washington, D.C. 20006

                         Fiscal year-end:  December 31

     It is proposed that this filing will become effective:
             immediately upon filing pursuant to paragraph (b)
         ---

          X  on May 1, 2002 pursuant to paragraph (b)
         ---

             60 days after filing pursuant to paragraph (a)(1)
         ---
             on _____________ pursuant to paragraph (a)(1)
         ---
             75 days after filing pursuant to paragraph (a)(2)
         ---
             on _____________ pursuant to paragraph (a)(2) of Rule 485.
         ---

-------------------------------------------------------------------------------

     If appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.

The Prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

CONTENTS


SUBJECT                                       PAGE
--------------------------------------------------
Summary Description of the Fund               CA-2

Investment Strategies                         CA-2
Other Strategies                              CA-3
Risks of Investment Strategies                CA-3
Investment Adviser and Portfolio Manager      CA-4
General Prospectus Disclosure -- Important
Additional Information



Prospectus
May 1, 2002

SUMMARY DESCRIPTION
OF THE FUND


The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital (as measured by the change in the value of fund shares over a period of three years or longer) in a manner consistent with the preservation of capital. The fund pursues its investment objective primarily by buying and holding (investing in) equity securities (stocks). The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. The fund may also invest in medium-sized U.S. companies (market capitalizations greater than $1 billion but less than $5 billion) and small-sized U.S. companies (market capitalizations less than $1 billion). Additionally, the fund may invest in foreign stocks (stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States).


The fund's investment strategy is to invest in stocks of companies with earnings growth potential that may not be recognized by the market at large. In selecting investments, the fund places no emphasis on earning income.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- investing in the stocks of small and medium-sized, less mature, lesser-known companies involves more risk than that normally associated with investing in the stocks of larger, more mature, well-known companies, including greater and more rapid fluctuations in the value of these stocks and, therefore, the fund's shares; and

- investing in securities of foreign issuers involves greater risks than investing in U.S. securities, including risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions.

                                   *    *    *


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows:



- changes in the fund's performance from year to year; and


- how the fund's average annual returns for one year, five years and the fund's lifetime compare with those of a broad measure of market performance.


Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return (%)
1994                                    2.71%
1995                                   28.69%
1996                                   18.02%
1997                                   25.28%
1998                                   37.95%
1999                                   45.45%
2000                                  -15.85%
2001                                  -25.88%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.



The fund's lowest return for a quarter occurred in the third quarter of 2001 at:
(25.94)%.



AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/01)



                                         S&P                 RUSSELL 1000
                         CAPITAL         500*                GROWTH***
PERIOD BACK              APPRECIATION    INDEX               INDEX
-------------------------------------------------------------------------
1 year                     -25.88%           -11.87%           -20.42%
5 year                      9.40%             10.73%            8.27%
10 year                      N/A               N/A               N/A
Lifetime**                 11.82%             14.03%           12.58%



 * The S&P 500 Index is a widely recognized unmanaged index of 500 large-sized U.S. company stocks.


 ** The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.


*** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.

INVESTMENT STRATEGIES

The investment objective of the fund is long-term growth of capital (as measured by increasing the value of fund shares over a period of three years or longer) in a manner consistent with the preservation of capital. The fund pursues its investment objective primarily by buying and holding (investing in) equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.


The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2001, the companies included in this index had an average market capitalization of approximately $126 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion, and small-sized U.S. companies, which have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies -- such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning income, and any income earned on the fund's investments is incidental to the fund's investment objective.


The fund expects its annual portfolio turnover rate not to exceed approximately 200% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 48% in 2001 and 62% in 2000.


OTHER STRATEGIES


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's Statement of Addtional Information (SAI) describes these other investment strategies and the risks involved.


RISKS OF INVESTMENT STRATEGIES


Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks of a broad range of companies, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.



Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.



Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.



Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S. See the General SAI Disclosure for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.



You may consider choosing this fund for investing some portion of your contract assets if (1) you are seeking a long-term (over three years) investment primarily in stocks of a broad range of companies, and (2) you are comfortable with the risks of investing in stocks, including the additional risks of investing in foreign stocks and stocks of small and medium-sized companies.


INVESTMENT ADVISER AND PORTFOLIO MANAGER


The fund's investment adviser is Delaware Management Company (DMC). You can find information about DMC in the General Prospectus Disclosure under Management of the Funds -- Investment Adviser. DMC is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-adviser, Janus Capital Management LLC, (Janus) (formerly Janus Capital Corporation). Janus' address is 100 Fillmore Street, Denver, Colorado 80206.


Janus is responsible for the day-to-day management of the fund's investments. Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 28 years. Blaine Rollins began managing the fund on January 1, 2000. Mr. Rollins has been with Janus since 1990. He holds a Bachelor's Degree in finance from the University of Colorado and has earned the right to use the Chartered Financial Analyst designation.

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE


Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:



- adding the values of all securities investments and other assets;



- subtracting liabilities (including dividends payable); and


- dividing by the number of shares outstanding.


The NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.


A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and


- equity securities, debt securities and other assets for which market quotations are not readily available, at their fair value as determined in good faith under the authority of each fund's Board of Directors.



The Money Market Fund values its securities using the amortized cost method of valuation provided by Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, the fund's NAV must fairly reflect market value.



See the General Statement of Additional Information (SAI) Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.


MANAGEMENT OF THE FUNDS


Each fund's business and affairs are managed under the direction of its Board of Directors. The Board of Directors has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.



INVESTMENT ADVISER: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated. Prior to May 1, 2002, Delaware Lincoln Investment Advisers (DLIA) and Vantage Investment Advisers
(VIA) advised the funds. On or about May 1, 2002, DLIA and VIA, which, like DMC, are series of DMBT and part of the same investment


                                                                           GPD-1
advisory firm, transferred each of its rights and obligations under advisory agreements with the funds to DMC. The transfer, as described above, will not affect the investment personnel responsible for managing the funds' investments or any other aspects of the funds' operations.



DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DMC, either directly or through a sub-adviser, provides portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' Board of Directors.


Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays its adviser a monthly fee for the adviser's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:


FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% of the excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% of the excess over $400 million


--------------------------------------------------------------------------------


2001 ADVISORY FEES*
FUND                                 2001 RATIO OF THE ADVISER'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .72%
Bond                                                              .42
Capital Appreciation                                              .72
Equity-Income                                                     .73
Global Asset Allocation                                           .73
Growth and Income                                                 .32
International                                                     .84
Managed                                                           .38
Money Market                                                      .45
Social Awareness                                                  .34
Special Opportunities                                             .40



* Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser. During 2001, the officers of the funds performed a comprehensive review of expenses paid by the funds since 1996. Following completion of that review, it was agreed that certain amounts would be reimbursed to the Bond Fund, the Growth and Income Fund, the Managed Fund, the Money Market Fund, the Social Awareness Fund, and the Special Opportunities Fund. To implement this reimbursement, accruals in the form of receivables were established for these funds at December 31, 2001 as follows: the Bond Fund ($159 thousand), the Growth and Income Fund
    ($831 thousand), the Managed Fund ($197 thousand), the Money Market Fund ($123 thousand), the Social Awareness Fund ($363 thousand), and the Special Opportunities Fund ($154 thousand). Furthermore, the advisory fees otherwise payable by these funds in the aggregate amount of $1,019,000 annually, will be waived, effective January 1, 2002, until further notice to the shareholders. The approximate amount of the annual fee waiver for each of these funds is as follows: the Bond Fund ($89 thousand), the Growth and Income Fund ($464 thousand), the Managed Fund ($110 thousand), the Money Market Fund ($68 thousand), the Social Awareness Fund ($203 thousand), and the Special Opportunities Fund ($86 thousand). The noted reimbursements and waivers were not included in, and therefore did not affect, any fund advisory fees paid in 2001.


GPD-2

--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES


Each fund sells its shares of common stock to Lincoln National Life Insurance Company (Lincoln Life) and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.



Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and LNY receive a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and LNY for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.


The fund normally pays for shares redeemed within seven days after Lincoln Life and LNY receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;


- the SEC restricts trading on the NYSE;



- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value is not reasonably practicable; or


- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.


Each fund intends to qualify each year as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). Funds that qualify do not have to pay income tax so long as they distribute sufficient taxable income and net capital gains. Each fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. You will find more information about taxation in the General SAI Disclosure for the 11 funds.



Since the only shareholders of the funds are Lincoln Life and LNY, this General Prospectus Disclosure does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the Prospectus for the variable account.


MANAGEMENT DISCUSSION OF FUND PERFORMANCE


Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report upon request.


                                                                           GPD-3

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the Annual Report, which is available upon request.


                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(1)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(2) ASSETS ASSETS
--------------------------------------
Lincoln National Aggressive Growth Fund, Inc.(3)
12/31/01          $17.644     (0.043)     (5.119)    (5.162)     --        (3.111)   (3.111) $ 9.371 (33.29%)   0.81%  (0.40%)
12/31/00          $19.038     (0.083)     (0.279)    (0.362)     --        (1.032)   (1.032) $17.644  (2.69%)   0.78%  (0.41%)
12/31/99          $13.367     (0.060)      5.732      5.672     (0.001)     --       (0.001) $19.038  42.43%   0.87%  (0.48%)
12/31/98          $16.385      0.001      (0.810)    (0.809)    (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%   0.01%
12/31/97          $13.980      0.023       3.055      3.078      --        (0.673)   (0.673) $16.385  23.09%   0.81%   0.16%
Lincoln National Bond Fund, Inc.(5)
12/31/01          $11.891      0.747       0.349      1.096     (0.605)     --       (0.605) $12.382   9.18%   0.53%   5.96%
12/31/00          $11.436      0.787       0.426      1.213     (0.758)     --       (0.758) $11.891  10.89%   0.55%   6.55%
12/31/99          $12.689      0.772      (1.180)    (0.408)    (0.845)     --       (0.845) $11.436  (3.27%)   0.53%   6.02%
12/31/98          $12.861      0.662       0.494      1.156     (1.328)     --       (1.328) $12.689   9.56%   0.52%   5.90%
12/31/97          $11.766      0.785       0.310      1.095      --         --        --    $12.861   9.31%   0.53%   6.45%
Lincoln National Capital Appreciation Fund, Inc.
12/31/01          $25.345     (0.035)     (6.035)    (6.070)     --        (1.917)   (1.917) $17.358 (25.88%)   0.78%  (0.18%)
12/31/00          $31.466     (0.047)     (4.694)    (4.741)    (1.380)     --       (1.380) $25.345 (15.85%)   0.76%  (0.15%)
12/31/99          $21.772      0.007       9.839      9.846      --        (0.152)   (0.152) $31.466  45.45%   0.78%   0.03%
12/31/98          $17.530     (0.003)      6.127      6.124     (0.050)    (1.832)   (1.882) $21.772  37.95%   0.83%  (0.01%)
12/31/97          $14.504      0.050       3.510      3.560      --        (0.534)   (0.534) $17.530  25.28%   0.89%   0.35%
Lincoln National Equity-Income Fund, Inc.
12/31/01          $17.443      0.197      (1.420)    (1.223)    (0.177)    (0.704)   (0.881) $15.339  (7.34%)   0.80%   1.23%
12/31/00          $22.047      0.164       1.583      1.747     (0.125)    (6.226)   (6.351) $17.443  10.62%   0.79%   0.89%
12/31/99          $21.715      0.189       1.204      1.393     (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%   0.86%
12/31/98          $20.118      0.282       2.204      2.486     (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%   1.40%
12/31/97          $15.780      0.229       4.511      4.740      --        (0.402)   (0.402) $20.118  30.68%   1.02%   1.46%
Lincoln National Global Asset Allocation Fund, Inc.(5)
12/31/01          $14.782      0.316      (1.410)    (1.094)    (0.050)    (1.075)   (1.125) $12.563  (7.88%)   0.96%   2.38%
12/31/00          $16.793      0.393      (1.259)    (0.866)     --        (1.145)   (1.145) $14.782  (5.44%)   0.94%   2.51%
12/31/99          $15.759      0.323       1.409      1.732     (0.266)    (0.432)   (0.698) $16.793  11.33%   0.91%   2.05%
12/31/98          $15.628      0.357       1.585      1.942     (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%   2.36%
12/31/97          $14.226      0.383       2.205      2.588      --        (1.186)   (1.186) $15.628  19.47%   0.89%   2.77%
Lincoln National Growth and Income Fund, Inc.(4)
12/31/01          $43.249      0.309      (3.823)    (3.514)    (0.278)   (11.608)  (11.886) $27.849 (11.21%)   0.36%   0.94%
12/31/00          $51.710      0.482      (5.129)    (4.647)    (0.492)    (3.322)   (3.814) $43.249  (9.63%)   0.36%   1.00%
12/31/99          $46.288      0.509       7.356      7.865     (0.497)    (1.946)   (2.443) $51.710  17.54%   0.36%   1.05%
12/31/98          $41.949      0.607       7.371      7.978     (1.164)    (2.475)   (3.639) $46.288  20.34%   0.35%   1.44%
12/31/97          $33.110      0.649       9.331      9.980      --        (1.141)   (1.141) $41.949  30.93%   0.35%   1.79%
Lincoln National International Fund, Inc.
12/31/01          $13.769      0.212      (1.469)    (1.257)    (0.259)    (1.098)   (1.357) $11.155  (9.96%)   0.99%   1.74%
12/31/00          $14.374      0.287      (0.284)     0.003     (0.272)    (0.336)   (0.608) $13.769   0.11%   0.96%   2.13%
12/31/99          $15.982      0.294       2.182      2.476     (0.529)    (3.555)   (4.084) $14.374  17.20%   0.92%   2.05%
12/31/98          $14.673      0.253       1.838      2.091     (0.189)    (0.593)   (0.782) $15.982  14.66%   0.93%   1.63%
12/31/97          $14.556      0.066       0.771      0.837      --        (0.720)   (0.720) $14.673   6.00%   0.93%   0.44%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/01               112% $  352,865
12/31/00               106% $  591,414
12/31/99               209% $  448,193
12/31/98               102% $  335,366
12/31/97               105% $  342,763
Lincoln National
12/31/01               712% $  556,894
12/31/00               167% $  337,187
12/31/99                39% $  330,923
12/31/98                51% $  363,808
12/31/97                56% $  280,383
Lincoln National
12/31/01                48% $1,125,648
12/31/00                62% $1,689,681
12/31/99                60% $1,913,076
12/31/98                78% $  770,736
12/31/97               137% $  451,036
Lincoln National
12/31/01               127% $  799,166
12/31/00               143% $  866,074
12/31/99               191% $  990,758
12/31/98                29% $  991,977
12/31/97                18% $  811,070
Lincoln National
12/31/01               186% $  322,310
12/31/00               154% $  389,004
12/31/99               134% $  490,804
12/31/98               134% $  490,154
12/31/97               178% $  438,090
Lincoln National
12/31/01                78% $2,916,463
12/31/00                65% $3,612,222
12/31/99                16% $4,709,687
12/31/98                34% $4,263,557
12/31/97                32% $3,540,862
Lincoln National
12/31/01                13% $  320,680
12/31/00                 7% $  403,589
12/31/99                12% $  526,317
12/31/98               123% $  501,654
12/31/97                78% $  466,229


GPD-4

                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(1)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(2) ASSETS ASSETS
--------------------------------------
Lincoln National Managed Fund, Inc.(5)
12/31/01          $16.918      0.443      (0.631)    (0.188)    (0.464)    (2.441)   (2.905) $13.825  (1.58%)   0.47%   2.93%
12/31/00          $18.910      0.628      (0.865)    (0.237)    (0.660)    (1.095)   (1.755) $16.918  (1.41%)   0.44%   3.46%
12/31/99          $18.971      0.622       0.767      1.389     (0.552)    (0.898)   (1.450) $18.910   7.72%   0.42%   3.25%
12/31/98          $19.304      0.599       1.632      2.231     (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%   3.31%
12/31/97          $16.266      0.661       2.811      3.472      --        (0.434)   (0.434) $19.304  21.83%   0.42%   3.77%
Lincoln National Money Market Fund, Inc.
12/31/01          $10.000      0.397         N/A      0.397     (0.394)       N/A    (0.394) $10.003   4.06%   0.54%   3.75%
12/31/00          $10.000      0.590         N/A      0.590     (0.590)       N/A    (0.590) $10.000   6.06%   0.58%   5.91%
12/31/99          $10.000      0.468         N/A      0.468     (0.468)       N/A    (0.468) $10.000   4.74%   0.59%   4.68%
12/31/98          $10.000      0.497         N/A      0.497     (0.497)       N/A    (0.497) $10.000   5.12%   0.58%   4.97%
12/31/97          $10.000      0.501         N/A      0.501     (0.501)       N/A    (0.501) $10.000   5.14%   0.59%   5.01%
Lincoln National Social Awareness Fund, Inc.
12/31/01          $37.208      0.227      (2.822)    (2.595)    (0.174)    (8.629)   (8.803) $25.810  (9.50%)   0.40%   0.75%
12/31/00          $44.292      0.267      (3.549)    (3.282)    (0.282)    (3.520)   (3.802) $37.208  (8.33%)   0.38%   0.64%
12/31/99          $40.283      0.319       5.649      5.968     (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%   0.79%
12/31/98          $35.657      0.367       6.414      6.781     (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%   1.10%
12/31/97          $27.316      0.364       9.447      9.811      --        (1.470)   (1.470) $35.657  37.53%   0.41%   1.37%
Lincoln National Special Opportunities Fund, Inc.
12/31/01          $25.846      0.431       0.098      0.529     (0.369)     --       (0.369) $26.006   2.16%   0.48%   1.65%
12/31/00          $28.225      0.536       3.153      3.689     (0.494)    (5.574)   (6.068) $25.846  16.04%   0.49%   2.15%
12/31/99          $33.416      0.482      (1.779)    (1.297)    (0.373)    (3.521)   (3.894) $28.225  (4.48%)   0.44%   1.46%
12/31/98          $35.056      0.470       1.795      2.265     (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%   1.44%
12/31/97          $29.423      0.477       7.293      7.770      --        (2.137)   (2.137) $35.056  28.15%   0.42%   1.57%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/01               355% $  690,682
12/31/00               110% $  759,875
12/31/99                45% $  927,572
12/31/98                57% $  965,486
12/31/97                53% $  850,646
Lincoln National
12/31/01               N/A  $  430,205
12/31/00               N/A  $  253,097
12/31/99               N/A  $  234,676
12/31/98               N/A  $  137,062
12/31/97               N/A  $   89,227
Lincoln National
12/31/01                49% $1,274,803
12/31/00                76% $1,510,276
12/31/99                24% $1,946,179
12/31/98                38% $1,868,231
12/31/97                35% $1,255,494
Lincoln National
12/31/01                73% $  539,870
12/31/00                75% $  536,287
12/31/99                96% $  665,642
12/31/98                76% $  917,796
12/31/97                74% $  872,822



(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001, 2000, 1999 and 1998 for Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, International Fund, and Social Awareness Fund. The average shares outstanding method has been applied for per share information for the years ended December 31, 2001, 2000 and 1999 for Aggressive Growth Fund. The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000 for Bond Fund, Growth and Income Fund, Managed Fund and Special Opportunities Fund.



(2) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.



(3) Commencing May 1, 1999, Putnam Investments replaced Lynch & Mayer, Inc. as the fund's sub-adviser.



(4) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisers as the sub-adviser of the fund.



(5) As required, effective January 1, 2001, the Bond Fund, Global Asset Allocation Fund and Managed Fund adopted the applicable provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income and the amortization of all premiums and discounts on debt securities (Global Asset Allocation Fund and Managed Fund only). The effect of these changes for the Bond Fund, Global Asset Allocation Fund and Managed Fund for the year ended December 31, 2001 was an increase (decrease) in net investment income per share of ($0.001), $0.002, and ($0.024), respectively, an increase (decrease) in net realized and unrealized gain (loss) per share of $0.001, ($0.002), and $0.024, respectively, and an increase (decrease) in the ratio of net investment income to average net assets of (.01%), .01%, and (.17%), respectively. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:


- unaudited semi-annual reports showing current investments and other information; and


- annual financial statements audited by the fund's independent auditors.


The funds' Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.



The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the


                                                                           GPD-5
variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.


A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

GPD-6

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                                                                           GPD-7

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2002, into its Prospectus. Each fund will provide a free copy of its SAI upon request.



You can find further information about each fund's investments in the fund's Annual and Semi-Annual Reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report upon request.



For an SAI, Annual or Semi-Annual Report, either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.


You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

GPD-8

LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.


The Statement of Additional Information (SAI) provides more information about the fund. The fund's audited financial statements and the report of Ernst & Young, LLP, Independent Auditors, are incorporated by reference to the fund's 2001 Annual Report. This SAI should be read in conjunction with the Prospectus of the Capital Appreciation Fund dated May 1, 2002. You may obtain a copy of the fund's Annual Report or Prospectus on request and without charge. Please write Lincoln National Life Insurance Co, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).


The fund's SAI is not a prospectus.

CONTENTS

SUBJECT                                      PAGE
--------------------------------------------------
Description of the Fund                      CAF-2
Additional Investment Strategies and Risks   CAF-2

Strategic Portfolio Transactions             CAF-4
Investment Restrictions                      CAF-9
Portfolio Transactions and Brokerage        CAF-10
General SAI Disclosure -- Important
Additional Information


May 1, 2002


                                                                           CAF-1

DESCRIPTION OF THE FUND


The Capital Appreciation Fund (fund) was incorporated in Maryland in 1993 as an open-end diversified management investment company whose investment objective is long-term growth of capital in a manner consistent with the preservation of capital. The fund's investment objective and policies are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. See Investment Restrictions. There can be no assurance that the objective of the fund will be achieved. References to adviser in this SAI include both Delaware Management Company (DMC) and Janus Capital Management LLC (formerly, Janus Capital Corporation), unless the context otherwise indicates.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies. The following discussion describes other investment strategies that the fund may use as market conditions warrant, and notes the risks associated with these other investment strategies.


Unless otherwise stated in the Prospectus, many investment strategies and techniques are discretionary. That means the fund's adviser and/or sub-adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.



DEBT AND FIXED-INCOME SECURITIES


Up to 35% of the fund's total assets may be invested in debt and fixed-income securities, cash, and/or cash equivalents, in any combination, either because the fund anticipates an opportunity for capital growth from those securities, or because it seeks a return on idle cash. Debt and fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities (collectively, debt securities). Cash equivalents include, but are not limited to, short-term government securities (i.e., with remaining maturities of less than one year), high-grade commercial paper, certificates of deposit, repurchase agreements, banker's acceptances and time deposits.

The fund may invest in debt securities and cash equivalents issued by: U.S. companies; the U.S. Government, its agencies and instrumentalities; foreign companies; foreign governments, their agencies and instrumentalities; and supranational organizations such as (but not limited to) the European Economic Community and the World Bank. When the fund invests in debt securities and cash equivalents, the investment income of the fund may increase; however, the fund will not be participating in stock market advances and declines to the extent it would if it were fully invested in common stocks.

The performance of the debt component of the fund depends primarily on interest rate changes, the average weighted maturity of the fund and the quality of the securities held. The debt component of the fund will tend to decrease in value when interest rates rise and increase when interest rates fall. Subject to applicable maturity restrictions, the fund will vary its average maturities based on the sub-adviser's analysis of interest rate trends and other factors. Generally, shorter-term securities are less sensitive to interest rate changes, but offer lower yields; conversely, longer-term securities are more sensitive to interest rate changes, but offer higher yields. The fund's share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The extent that these changes are reflected in the fund's share price will depend upon the extent of the fund's investment in such securities.

SPECIAL SITUATIONS

At times, the fund may invest in certain securities under special situations. A special situation arises when, in the sub-adviser's opinion, the securities of a particular company will be recognized and appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change or a technological breakthrough. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of the strategy on the fund will depend on the fund's size and the extent of the holdings of the special situation company relative to its total assets.


FOREIGN INVESTMENTS AND AMERICAN DEPOSITARY RECEIPTS (ADRS)



The fund may invest up to 25% of its assets in foreign securities, defined as those which are denominated in a foreign currency and not publicly traded in the United States. Foreign investing involves risks that differ from investing in U.S. markets. For a discussion of those risks, see Foreign Investments in the General SAI Disclosure for the 11 funds.


CAF-2

In connection with its foreign investments and as a non-fundamental policy, the fund will not commit more than 10% of its assets to the currency cross-hedge contracts and will maintain high-grade, liquid assets to cover those contracts. See Foreign Investments in the General SAI Disclosure for the 11 funds for an explanation of these transactions.

In addition, the fund may purchase dollar-denominated ADRs, which do not involve the same direct currency and liquidity risks as securities denominated in foreign currency, because they are issued by domestic banks and publicly traded in the U.S. ADRs are U.S. securities which indirectly replace foreign securities and will not be subject to the 25% limit.

HIGH-YIELD/HIGH-RISK BONDS


The fund has no pre-established minimum quality standards and may invest in debt securities of any quality, including lower-rated bonds (including junk bonds) that may offer higher yields because of the greater risk involved in those investments. It may invest up to 35% of its assets in those securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's Investors Service and BB or lower by Standard & Poor's Corp., or their equivalents from other nationally recognized rating agencies) constitute lower-rated securities. See the General SAI Disclosure for the 11 funds for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the portfolio manager determines that these securities have the same characteristics as non-investment-grade bonds. Even though the fund may at times invest in non-investment-grade securities, it invests primarily in medium-grade obligations.



Lower-rated bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of lower grade securities is necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and obtain additional financing.


The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield/high risk debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield/high risk securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.


The fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the sub-adviser may treat these securities as unrated debt. Unrated debt securities will be included in the 35% limit of the fund, unless the sub-adviser deems these securities to be the equivalent of investment grade securities. See the General SAI Disclosure for the 11 funds for a description of bond credit rating categories.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The fund may invest in mortgage- and asset-backed securities. These securities are subject to prepayment risk, meaning there is the possibility that prepayments on the underlying mortgages or other loans will cause the principal and interest on the mortgage- and asset-backed securities to be paid before their stated maturities. Unscheduled prepayments are more likely to speed up during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, the fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during those periods will also limit the fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment. On the other hand, these securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates. Finally, the value of asset-backed securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool underlying the securities, the originator of the loans, or the financial institution providing the credit enhancement associated with the security.

                                                                           CAF-3

WHEN-ISSUED SECURITIES

The fund may purchase new issues of either corporate or government securities on a when-issued basis. However, it does not intend to invest more than 20% of its assets in when-issued securities. Because actual payment for and delivery of when-issued securities generally take place 15 to 45 days after the purchase date, a fund that purchases when-issued securities assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase.

ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in loans to other persons and/or securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the fund's investments could be impaired if trading fails to further develop, or if it declines.

BORROWING

The fund may borrow money from banks for temporary or emergency purposes in an amount not to exceed 25% of its total assets. Certain state insurance regulations may impose additional restrictions on the fund's ability to borrow money. See the General SAI Disclosure for the 11 funds.

DIVERSIFICATION


The fund qualifies as a diversified investment company under the Investment Company Act of 1940 (1940 Act). As a fundamental policy, a diversified fund may not purchase a security of any issuer (except cash items and U.S. Government securities) if: a) it would cause the fund to own more than 10% of the outstanding voting securities of that issuer; or b) it would cause the fund's holdings of that issuer to amount to more than 5% of the fund's total assets (as applied to 75% of the fund's total assets). It may invest up to 25% of its total assets in the securities of one issuer. See Item 1 under Investment Restrictions.


The fund does not anticipate concentrating its holdings in so few issuers unless the sub-adviser believes a security has the potential for substantial capital appreciation consistent with the fund's investment policies and goals. However, the fund may take advantage of the ability to invest more than 5% of its total assets in the securities of one issuer. To the extent that the fund invests more than 5% of its assets in a particular issuer, its exposure to credit risk and/or market risks associated with that issuer increases. As an additional fundamental policy, the fund will not invest more than 25% of its total assets in any particular industry.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the General SAI Disclosure for the 11 funds, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the General SAI Disclosure for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE CAPITAL APPRECIATION FUND IS AUTHORIZED:

a) for derivative transactions, to: buy and sell options on securities (including index options) and options on foreign currencies; buy and sell futures contracts for instruments based on financial indices, including interest rates or an index of U.S. Government or foreign government securities or equity or fixed-income securities, futures contracts on foreign currencies and on fixed-income securities; buy and sell options on futures contracts; and engage in forward contracts, interest rate swaps and swap-related products.

b) for cash enhancement transactions, to: lend portfolio securities; and engage in repurchase and reverse repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable. As a matter of fundamental policy, the fund will not lend securities if, as a result, more than 25% of its total assets would be lent to other parties.

Derivative transactions will be used primarily to hedge the fund's securities positions, i.e., to attempt to reduce the overall level of investment risk that normally would be expected to be associated with the fund's securities and to attempt to protect the fund against market movements that might adversely affect the value of its securities or the price of securities that it is considering purchasing. The use of these instruments by the fund involves certain risks.

The use of futures, options, forward contracts and swaps exposes the fund to additional investment risks and transaction costs. If the sub-adviser seeks to protect the fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move

CAF-4
in a direction adverse to the fund, that fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

The following discussion provides additional information about each of the types of instruments used in derivative transactions.

FUTURES CONTRACTS. The fund may enter into contracts for the purchase or sale for future delivery of fixed income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. Government securities, foreign government securities, equity securities or fixed income securities.


The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a futures commission merchant (FCM) when the contract is entered into. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers. The sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the fund does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodities Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations; except that, in addition, the fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.


Although the fund would hold cash and liquid assets in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the fund's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the sub-adviser still may not result in a successful use of futures.


Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the fund's access to other assets held to cover its futures positions also could be impaired.


                                                                           CAF-5

OPTIONS ON FUTURES CONTRACTS. The fund may buy and write put and call options on futures contracts for hedging purposes.

The amount of risk the fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to correlation risks, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. The fund may enter into forward foreign currency exchange contracts (forward currency contracts) with stated contract values of up to the value of the fund's assets. The fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). The fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. The fund also may enter into a forward currency contract with respect to a currency where the fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge).

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets. Also, with regard to the fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

The fund may write options on foreign currencies for hedging purposes. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The fund may write covered call options on foreign currencies. A call option written on a foreign currency by the fund is covered if the fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the fund has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written, if the difference is maintained by the fund in cash or liquid assets in a segregated account with the fund's custodian.

The fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the fund collateralizes the option by maintaining, in a segregated account with the fund's custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

CAF-6

OPTIONS ON FOREIGN CURRENCIES. The fund may buy and write options on foreign currencies for hedging purposes in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the fund may buy put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the fund could sustain losses on transactions in foreign currency options that would require the fund to forego a portion or all of the benefits of advantageous changes in those rates.

OPTIONS ON SECURITIES. In an effort to reduce fluctuations in net asset value and preserve the fund's assets, the fund may write covered put and call options and buy covered put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The fund may write and buy options on the same types of securities that the fund may purchase directly.


An option position may be closed out only where a secondary market for an option of the same series exists. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If a secondary market does not exist, the fund may not be able to effect closing transactions in particular options and the fund would have to exercise the options in order to realize any profit. If the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the fund delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (1) insufficient trading interest in certain options, (2) restrictions imposed by a national securities exchange (Exchange) on which the option is traded on opening or closing transactions or both, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (4) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (5) the facilities of an Exchange or of the Options Clearing Corp. (OCC) may not at all times be adequate to handle current trading volume, or (6) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


The fund may write options in connection with buy-and-write transactions. In other words the fund may buy a security and then write a call option against that security.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the fund may elect to close the position or take delivery of the security at the exercise price and the fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the fund.

SWAPS AND SWAP-RELATED PRODUCTS. The fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or

                                                                           CAF-7
liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest credit rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells (i.e., writes) caps and floors, it will maintain cash or liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors in a segregated account.

There is no limit on the amount of interest rate swap transactions that may be entered into by the fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described previously.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS.

Unlike transactions entered into by the fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission (SEC). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described previously, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special controls on exercise and settlement. Such controls may include technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

CAF-8

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

In a repurchase agreement, the fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. The fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in the event of bankruptcy of the seller), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Board of Directors or its delegates. In addition, the fund currently intends to invest only in repurchase agreements collateralized by U.S. Government or money market securities.

Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills and notes. The fund will enter into reverse repurchase agreements only with parties that the Board of Directors, or its delegate, deems creditworthy.

INVESTMENT RESTRICTIONS


The fund has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.


As fundamental policies, the fund may not:

1. Own more than 10% of the outstanding voting securities of any one issuer and, as to 75% of the value of the total assets of the fund, purchase the securities of any one issuer (except cash item and government securities as defined under the 1940 Act), if immediately after and as a result of such purchase the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets. (With respect to the remaining 25% of the fund's total assets, the fund does not anticipate that any more than 15% of the fund's total assets would be invested in the securities of a single issuer at any time, other than those of the U.S. Government, its agencies and instrumentalities.)

2.  Invest more than 25% of the value of its assets in any particular industry.

3. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

6. Act as an underwriter of securities issued by others, except to the extent that the fund may be deemed

                                                                           CAF-9
    an underwriter in connection with the disposition of its portfolio securities.

7. Invest in the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

8.  Invest more than 5% of its net assets in securities restricted as to resale.


9.  Issue Senior Securities, except as permitted under the 1940 Act.



The Board of Directors has adopted additional investment restrictions for the fund. These restrictions are non-fundamental operating policies of the fund and, as such, may be changed by the Board of Directors without shareholder approval. The additional investment restrictions adopted by the Board of Directors to date include the following:


a. The fund will not (1) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC Regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; or (2) enter into any futures contracts if the aggregate amount of the fund's commitments under its outstanding futures contracts positions would exceed the market value of its total assets.

b. The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, futures, swaps and forward contracts are not deemed to constitute selling securities short.

c. The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

d. The fund may not mortgage or pledge any securities owned or held by it in amounts that exceed, in the aggregate, 15% of its net asset value, provided that this limitation does not apply to reverse repurchase agreements, assets deposited to margin, guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

e. The fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the fund's total assets by reason of a decline in net assets, it will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

f. The fund does not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days, and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Directors, or the adviser and sub-adviser acting pursuant to authority delegated by the Board of Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.


The fund may not invest in companies for the purpose of exercising control or management.


PORTFOLIO TRANSACTIONS AND BROKERAGE

The adviser is responsible for decisions to buy and sell securities for the fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


The adviser currently provides investment advice to a number of other clients. See Management of the Funds -- Investment Adviser in the General Prospectus Disclosure to the Prospectus and Investment Adviser and Sub-Adviser in the General SAI Disclosure for the 11 funds. It will be the practice of the adviser to allocate purchase and sale transactions among the fund and


CAF-10
others whose assets it manages in such manner as it deems equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser provides investment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the fund, as well as the other clients of the adviser, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund. Fund securities are not purchased from or sold to the adviser or any affiliated person, as defined in the 1940 Act, of the adviser.



In connection with effecting portfolio transactions, primary consideration will be given to securing most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, research and investment information and other services provided by such brokers either with respect to the fund or other clients of the adviser or sub-adviser. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided. The Board of Directors of the fund will review regularly the reasonableness of commission and other transaction costs incurred by the fund in the light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the adviser and published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the adviser by brokerage firms varies, but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities, risks and trends, all of which the adviser regards as a useful supplement to its own internal research capabilities. The adviser may direct trades to brokers which have provided specific brokerage or research services for the benefit of the adviser's clients; in addition the adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2001, the adviser directed transactions totaling approximately $1,479,374 million to these brokers and paid commissions of approximately $50,863 in connection with these directed transactions. Research services furnished by brokers are used for the benefit of all of the adviser's clients and not solely or necessarily for the benefit of the fund. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the adviser by any amount that might be attributable to the value of such services. The aggregate amount of brokerage commissions paid by the fund during 2001 was $1,496,350, for 2000 it was $1,781,691, and for 1999 it was $1,316,180. Portfolio turnover was lower in 2001 than in 2000 resulting in lower brokerage commissions.


If the fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. If a call written by the fund is exercised, normally the sale of the underlying securities will be executed by the same broker-dealer who executed the sale of the call.

The writing of options by the fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the fund may write may be affected by options written by other investment advisory clients of its adviser. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. As of the date of this Prospectus, these limits (which are subject to change) are 2,000 options (200,000 shares) in each class of puts or calls.

Under the sub-advisory agreement between the adviser and the sub-adviser, the sub-adviser may perform some, or substantially all, of the investment advisory services required by the fund, even though the adviser remains primarily responsible for investment decisions affecting the fund. The sub-adviser will follow the same procedures and policies which are followed by the adviser as described previously. The sub-adviser currently provides investment advice to a number of other clients.

                                                                          CAF-11

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

CAF-12

GENERAL SAI DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION


(Note: this is uniform information for the 11 funds. See each fund's Statement of Additional Information (SAI) for information specific to that fund.)


THIS GENERAL SAI DISCLOSURE CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND
FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.

INVESTMENT ADVISER AND SUB-ADVISERS


INVESTMENT ADVISER: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated. Prior to May 1, 2002, Delaware Lincoln Investment Advisers (DLIA) and Vantage Investment Advisers
(VIA) advised the funds. On or about May 1, 2002, DLIA and VIA, which, like DMC, are series of DMBT and part of the same investment advisory firm, transferred each of its rights and obligations under advisory agreements with the funds to DMC. The transfers, as described above, will not affect the investment personnel responsible for managing the funds' investments or any other aspect of the funds' operations.



DMBT is a wholly-owned subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. DMBT is registered with the SEC as an investment adviser and has acted as an investment adviser to mutual funds for over sixty years.


During the last three years, the adviser received the amounts, as illustrated in the table below, for investment advisory services. If total expenses of the funds (excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each fund (2% for the International Fund), the adviser will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the adviser to each fund.

ADVISORY FEES PAID BY THE FUNDS


                                                             2001               2000                1999
---------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                       $2,914,057         $ 4,181,027         $ 2,417,737

Bond Fund                                                     1,920,922           1,398,198           1,552,439

Capital Appreciation Fund                                     9,649,668          14,625,745           9,051,341

Equity-Income Fund                                            5,969,794           6,138,123           7,394,087

Global Asset Allocation Fund                                  2,498,600           3,114,714           3,493,557

Growth and Income Fund                                        9,893,475          13,042,839          13,910,486

International Fund                                            2,925,794           3,489,925           3,998,445

Managed Fund                                                  2,686,898           3,040,221           3,376,216

Money Market Fund                                             1,428,840           1,012,883             859,855

Social Awareness Fund                                         4,581,293           5,748,045           6,167,750

Special Opportunities Fund                                    2,144,808           2,113,992           2,868,328


                                                                           GSD-1

Under an Advisory Agreement with each fund, the adviser provides portfolio management and investment advice to the funds and administers its other affairs, subject to the supervision of the fund's Board of Directors. The adviser, at its expense, will provide office space to the funds and all necessary office facilities, equipment and personnel and will make its officers and employees available to the funds as appropriate. In addition, the adviser will pay all expenses incurred by it or by the funds in connection with the management of each fund's assets or the administration of its affairs, other than those assumed by the funds, as described in the advisory agreement for each fund. Lincoln National Life Insurance Company (Lincoln Life) has paid the organizational expenses of all the funds. The rates of compensation to the adviser is set forth in the General Prospectus Disclosure to the Prospectus.



SUB-ADVISERS. As adviser, DMC is primarily responsible for investment decisions affecting each of the funds under its management. However, DMC has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:



                                                                    ANNUAL FEE RATE BASED ON
  FUND                             SUB-ADVISER                      AVERAGE DAILY NET ASSET VALUE
  -----------------------------------------------------------------------------------------------------------------------------

  Aggressive Growth                Putnam Investment Management,    .50 of 1% of the first $250 million; .45 of 1% of the
                                   LLC (Putnam)                     excess over $250 million
                                   One Post Office Square
                                   Boston, MA 02109

  Capital Appreciation             Janus Capital Management LLC     .55 of 1% of the first $100 million; .50 of 1% of the next
                                   (Janus)                          $400 million; and .45 of 1% of the excess over
                                   100 Fillmore Street              $500 million
                                   Denver, CO 80206

  Equity-Income                    Fidelity Management &            .48 of 1%
                                   Research Co. (FMR)
                                   82 Devonshire Street
                                   Boston, MA 02109

  Global Asset Allocation          Putnam                           The greater of (a) $40,000; or (b) .47 of 1% of the first
                                   One Post Office Square           $200 million; .42 of 1% of the next $200 million; and .40
                                   Boston, MA 02109                 of 1% of the excess over $400 million

  Growth and Income                Goldman Sachs                    .1333 of 1%
                                   Asset Management (GSAM),
                                   a division of
                                   Goldman, Sachs & Co.
                                   32 Old Slip,
                                   17th floor
                                   New York, NY 10005

  International                    Delaware International Advisers  .50 of 1% of the first $200 million; .40 of 1% of the next
                                   Ltd. (DIAL)                      $200 million; and .35 of 1% of the excess over
                                   80 Cheapside,                    $400 million
                                   London, England
                                   EC2V 6EE


GSD-2

On or about April 1, 2002, Janus Capital Corporation (Janus Capital) transfered substantially all of its assets, liabilities and business to Janus, a newly created subsidiary. As part of this reorganization, Janus suceeded to Janus Capital's investment adviser registration with the SEC. Janus is a majority-owned direct subsidiary of Janus Capital and an indirect subsidiary of Stilwell Financial, Inc. As of April 1, 2002, Stilwell owned approximately 92% of the outstanding voting stock of Janus Capital, with certain Janus Capital employees owning the remaining shares. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses.



FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, as amended (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.



FMR has entered into a Sub-Sub-Advisory Agreement with FMRC to permit FMR to delegate discretionary management of the Equity-Income Fund's investments to FMRC. FMR will pay FMRC a monthly fee equal to 50% of the management fee DMC will be obligated to pay FMR under its Sub-Advisory Agreement. FMRC is a wholly-owned subsidiary of FMR.


GSAM, a separate business unit of the Investment Management Division (IMD), a division of Goldman Sachs, was established September 1, 1999. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.



Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investments Trust. Putnam Investments Trust is a holding company, which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.



DIAL, is an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc., which is an indirect wholly-owned subsidiary of LNC. DIAL serves as investment manager to the international and global funds in the Delaware Investments Family of Funds, as well as the International Fund. DIAL also provides investment management services to large institutional clients such as pension plans, foundations and endowments. DIAL is registered as an investment adviser with the SEC and is regulated in the conduct of it business by the Financial Services Authority in the U.K.



During the last three years, sub-advisers received the following amounts for investment sub-advisory services. DMC, not the fund, pays all sub-advisory fees owed.


SUB-ADVISORY FEES PAID BY THE ADVISER


                                                             2001               2000                  1999
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $1,926,571            $2,860,413            $1,637,988
Bond Fund                                                        N/A                   N/A                   N/A
Capital Appreciation Fund                                  6,306,156             9,638,694             5,545,764
Equity-Income Fund                                         3,930,008             4,039,518             5,268,247
Global Asset Allocation Fund                               1,536,819             1,929,604             2,296,989
Growth and Income Fund                                     6,209,829             8,282,611             9,501,504
International Fund                                         1,600,111             1,898,905             2,200,556
Managed Fund                                                     N/A             1,017,457             1,269,452
Money Market Fund                                                N/A                   N/A                   N/A
Social Awareness Fund                                            N/A             3,450,006             4,013,362
Special Opportunities Fund                                       N/A             1,024,476             1,706,577


--------------------------------------------------------------------------------

                                                                           GSD-3

SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the funds.


In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Goldman Sachs with the Growth and Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Aggressive Growth and Global Asset Allocation Funds. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises.

GSD-4

DIRECTORS AND OFFICERS


The Boards of Directors oversee the management of each fund and elect its officers. The directors have the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The directors hold their position until their successors are elected and qualify. The funds' officers are re-elected annually and are responsible for the day-to-day operations of the funds. Information pertaining to the directors and executive officers of the funds is set forth below. Directors that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested Directors." Directors who are not interested persons are referred to as Independent Directors.



As used in the General SAI Disclosure, the term "Fund Complex" includes the eleven Lincoln National Funds and Lincoln National Variable Annuity Fund A.



INTERESTED DIRECTORS*


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
KELLY D. CLEVENGER *             Chairman, President    Chairman since August      Vice President, The Lincoln        12
1300 S. Clinton Street           and Director           1995; President and        National Life Insurance
Fort Wayne, IN 46802                                    Director                   Company. Vice President,
DOB: 07/25/52                                           since November 1994.       Lincoln Retirement Services
                                                                                   Company, LLC.
BARBARA S. KOWALCZYK *           Director               Director                   Senior Vice President,             12
Centre Square, West Tower                               since November 1993.       Corporate Planning and
1500 Market St., Suite 3900                                                        Development, Lincoln National
Philadelphia, PA 19102                                                             Corporation (insurance holding
DOB: 04/07/51                                                                      company).


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
KELLY D. CLEVENGER *             Lincoln Retirement
1300 S. Clinton Street           Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52

BARBARA S. KOWALCZYK *           Lincoln National
Centre Square, West Tower        Management Corporation;
1500 Market St., Suite 3900      The Lincoln National Life
Philadelphia, PA 19102           Insurance Company; Lincoln
DOB: 04/07/51                    Financial Group
                                 Foundation, Inc.;
                                 Lincoln Life and Annuity
                                 Company of New York;
                                 Lincoln National U.K. PLC
                                 (financial services
                                 company).



  * Kelly D. Clevenger, currently Chairman and President of the funds, is an interested person of the funds by reason of his being an officer of Lincoln Life. Barbara S. Kowalczyk, a director of the funds, is an interested person of the funds by reason of her being a Senior Vice President of Lincoln National Corporation.

INDEPENDENT DIRECTORS


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH                   Director               Director                   Retired; formerly Associate        12
1300 S. Clinton Street                                  since December 1981.       Vice President, Investments,
Fort Wayne, IN 46802                                                               Northwestern University.
DOB: 06/09/33
NANCY L. FRISBY                  Director               Director                   Vice President and Chief           12
1300 S. Clinton Street                                  since April 1992.          Financial Officer, Desoto
Fort Wayne, IN 46802                                                               Memorial Hospital; formerly
DOB: 11/10/41                                                                      Chief Financial Officer,
                                                                                   Bascom Palmer Eye Institute,
                                                                                   University of Miami School of
                                                                                   Medicine; formerly Vice
                                                                                   President and Chief Financial
                                                                                   Officer, St. Joseph Medical
                                                                                   Center, Inc.
KENNETH G. STELLA                Director               Director                   President, Indiana Hospital &      12
1300 S. Clinton Street                                  since February 1998.       Health Association.
Fort Wayne, IN 46802
DOB: 08/20/43


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
JOHN B. BORSCH                   N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
NANCY L. FRISBY                  N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
KENNETH G. STELLA                First National Bank &
1300 S. Clinton Street           Trust of Kokomo.
Fort Wayne, IN 46802
DOB: 08/20/43


                                                                           GSD-5

OFFICERS WHO ARE NOT DIRECTORS


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
FREDERICK J. CRAWFORD            Vice President and     Vice President and         Vice President and Treasurer,     N/A
Centre Square, West Tower        Treasurer              Treasurer                  Lincoln National Corporation;
1500 Market St., Suite 3900                             since January 2001.        formerly President and Market
Philadelphia, PA 19102                                                             Manager, Greater Cincinnati
DOB: 08/03/63                                                                      Region Bank One, N.A.
CYNTHIA A. ROSE                  Secretary              Secretary                  Secretary, Assistant Vice         N/A
1300 South Clinton Street                               since February 1995.       President, The Lincoln
Fort Wayne, IN 46802                                                               National Life Insurance
DOB: 04/24/54                                                                      Company; formerly Assistant
                                                                                   Secretary, Lincoln National
                                                                                   Corporation.
ERIC C. JONES                    Second Vice President  Second Vice President      Second Vice President, The        N/A
1300 S. Clinton Street           and Chief Accounting   since May 2001 and Chief   Lincoln National Life
Fort Wayne, IN 46802             Officer since May      Accounting Officer since   Insurance Company.
DOB: 01/20/61                    2001, Assistant Vice   May 1997.
                                 President and Chief
                                 Accounting Officer
                                 since May 1999, Chief
                                 Accounting Officer
                                 since May 1997.
STEVEN M. KLUEVER                Second Vice President  Second Vice President      Second Vice President, The        N/A
1300 S. Clinton Street                                  since August 1999;         Lincoln National Life
Fort Wayne, IN 46802                                    Assistant Vice President   Insurance Company.
DOB: 08/04/62                                           since August 1997.


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
FREDERICK J. CRAWFORD            N/A
Centre Square, West Tower
1500 Market St., Suite 3900
Philadelphia, PA 19102
DOB: 08/03/63
CYNTHIA A. ROSE                  N/A
1300 South Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
ERIC C. JONES                    N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/20/61
STEVEN M. KLUEVER                N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 08/04/62



BOARD COMMITTEES



The Board of Directors for each of the funds has established an Audit Committee, which is responsible for overseeing the fund's financial reporting process on behalf of the Board of Directors and to report the result of their activities to the Board. The Audit Committee will assist and act as a liaison with each of the Board of Directors in fulfilling the Board's responsibility to shareholders of the fund and others relating to oversight of fund accounting, the fund's system of control, the fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the fund. The members of the Audit Committee include all of the independent directors: John B. Borsch, Nancy L. Frisby, and Kenneth G. Stella. There were two Audit Committee meetings held during 2001. The Board does not have a valuation or nominating committee.



OWNERSHIP OF SECURITIES



As of December 31, 2001, the directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each of the funds. For the year ended December 31, 2001, the dollar range of equity securities owned beneficially by each director in the funds and in any registered investment companies overseen by the directors within the same family of investment companies as the funds is as follows:



INTERESTED DIRECTORS



                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                                      BY DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS  COMPANIES
--------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger    International Fund -- $1 - $10,000              $10,001 - $50,000
                      Aggressive Growth Fund -- $1 - $10,000
Barbara S. Kowalczyk  None                                            None


GSD-6

INDEPENDENT DIRECTORS



                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                                      BY DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS  COMPANIES
--------------------------------------------------------------------------------------------------------------------
John B. Borsch        Lincoln National Variable Annuity Fund A --     $10,001 - $50,000
                      $10,001 - $50,000
Nancy Frisby          Aggressive Growth Fund -- $10,001 - $50,000     Over $100,000
                      Capital Appreciation Fund -- $50,001 -
                      $100,000
                      Growth and Income Fund -- $10,001 - $50,000
                      Managed Fund -- $10,001 - $50,000
                      Social Awareness Fund -- $10,001 - $50,000
Kenneth G. Stella     None                                            None



BOARD APPROVAL OF ADVISORY CONTRACTS



In connection with the approval or re-approval of each fund's advisory agreement and sub-advisory agreement, if applicable, the directors of the fund, including those directors who are not "interested persons" of the fund, the adviser or any sub-adviser (as the term is defined in the 1940 Act), requested and received from the adviser and any sub-adviser, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by the fund, the directors took into account principally the nature, quality and extent of the services performed by the adviser and any sub-adviser, in relation to fees received under the agreements. Thus, the directors considered the personnel, technical resources, operations and investment management capabilities, methodologies and performance of the adviser and any sub-adviser. The directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the adviser and any sub-adviser of providing the services, and the profitability of the advisory organization's relationship with the fund. In addition, the directors considered the brokerage services received by the fund. These factors were considered by the directors at large, and also were considered by the independent directors meeting separately. Based on this review, it was the judgement of the directors and the independent directors that approval or re-approval of the agreements was in the interests of the fund and its shareholders/contract owners.


                                                                           GSD-7


                                                     COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE COMPENSATION                           TOTAL COMPENSATION FROM FUNDS
NAME OF PERSON,                           FROM EACH FUND*                                    AND FUND COMPLEX
POSITION
----------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.
Director                                      $1,621                                              $19,452
----------------------------------------------------------------------------------------------------------------------------
NANCY L. FRISBY
Director                                       1,564                                              18,769
----------------------------------------------------------------------------------------------------------------------------
KENNETH G. STELLA
Director                                       1,058                                              12,694
----------------------------------------------------------------------------------------------------------------------------


* Directors fees of $350 per meeting, plus expenses to attend the meetings, are paid by each fund to each director who is not an interested person of the funds.

CODE OF ETHICS

The funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by each fund's Board of Directors. Access Persons are required to follow the guidelines established by a fund's Codes of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each fund's adviser and sub-adviser, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of each fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. Each fund's Board of Directors is required to review and approve the Codes of Ethics for the fund's adviser and sub-adviser.


FUND EXPENSES



Expenses specifically assumed by each fund under its advisory agreement include, among others, compensation and expenses of the members of the fund's Board of Directors who are not interested persons of the fund; custodian fees; independent auditor fees; brokerage commissions; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.



DESCRIPTION OF SHARES



The authorized capital stock of each fund consist of shares of common stock, $0.01 par value. Each fund sells its shares of common stock to Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY), 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802. Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts. LNY owns 5% of the Money Market Fund. Lincoln Life owns more than 25% of each fund. As the principal shareholder of each fund, Lincoln Life may be deemed to be a control person, as that term is defined under the 1940 Act. Lincoln Life is an Indiana corporation and is a wholly owned subsidiary of LNC. As stated in the Prospectuses for the variable accounts, Lincoln Life and LNY provide to contract owners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life and LNY will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life or LNY for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result, Lincoln Life or LNY determined it is permitted to vote fund shares in its own right, it may elect to do so.


All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to

GSD-8
one vote and each fractional share is entitled to a proportionate fractional vote on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.



When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. In that event, the holders of the remaining shares so voting will not be able to elect any Directors. Shares may be redeemed as set forth under Purchase and Redemption of Fund Shares in the General Prospectus Disclosure.



The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as:
(1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings.


STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION


Because of their different investment objectives and portfolio management philosophies, many of the funds engage to varying degrees in strategic portfolio transactions in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.



DERIVATIVE TRANSACTIONS


    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

        1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

        2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS GENERAL SAI DISCLOSURE.


Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of the funds' SAIs. Therefore, where a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.


The funds intend to engage in derivative transactions only defensively, unless a fund's Prospectus or SAI states otherwise. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.


There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized


                                                                           GSD-9
mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities, see the Prospectus or SAI for the funds that are authorized to engage in this kind of trading.


    B.  Risk factors commonly associated with derivative transactions.


       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list.


       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.


       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity or will be subject to regulation from unanticipated sources.


       MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.


       SETTLEMENT RISK between two counterparties is the risk that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received or the risk that technical difficulties may interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.


       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.


       Some of these risks may be present in each type of transaction, while others may pertain only to certain ones. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.


    C.  Varying usage of derivative transactions


       Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the fund's SAI.


    D.  Increased government scrutiny


       Derivative transactions are coming under increased scrutiny by Congress and industry regulators, such as the SEC and the Office of the Comptroller of the Currency, and by self-regulatory agencies such as the National Association of Securities Dealers (NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, Lincoln Life, LNY, and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.


GSD-10

CASH ENHANCEMENT TRANSACTIONS



Cash enhancement transactions also involve certain risks to the fund. These risks are discussed more fully in each fund's SAI.


    A.  Lending of portfolio securities

       Any fund authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.


       With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities, including the fund, to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to the adviser, to any sub-adviser, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.



    B.  Repurchase and Reverse Repurchase Transactions



        1. REPURCHASE TRANSACTIONS (REPOS) From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to repurchase those same securities from the fund at a specified price on a fixed future date.


           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the fund's restriction on illiquid securities.


        2. REVERSE REPURCHASE TRANSACTIONS (REVERSE REPOS) A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the seller of some of its portfolio securities, subject to buying them back at a set price and date.



           Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.


RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING


This discussion relates to all funds except the International Fund and the Money Market Fund. Note: The SAIs for Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.


OPTIONS TRADING


A fund may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the fund's portfolio. The fund may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The fund would invest in options in standard contracts which may be quoted on The Nasdaq Stock Market, Inc., or on national securities exchanges. Currently, options are traded on numerous securities and indices including, without limitation, S&P 100 Index, S&P 500 Index and the NYSE Beta Index.


Put and call options are generally short-term contracts with durations of nine months or less. The investment adviser will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or

                                                                          GSD-11
other reserves and it intends to purchase securities but expects prices to increase.

Generally, the risk to the fund in writing options is that the investment adviser's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreases, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.

As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the fund as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the fund as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the fund will be able to effect a closing transaction at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the fund are exercised, the fund's rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The fund will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

FUTURES CONTRACTS AND OPTIONS THEREON


A fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. A fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment adviser anticipates declining security prices. Similarly, if security prices are expected to rise, a fund may purchase a futures contract or a call option thereon.



A fund may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in a fund's portfolio or which a fund intends to purchase. A fund will engage in such transactions consistent with the fund's investment objective. For certain limited purposes, a fund may also be authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.



The Bond, Growth and Income, Managed, Social Awareness, and Special Opportunities funds may only purchase futures and related options thereon for hedging purposes. The Aggressive Growth, Capital Appreciation, Equity-Income, and Global Asset Allocation funds may purchase futures and related options for both hedging and non-hedging purposes, subject to the limits described in each fund's SAI. The funds will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.


There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the investment adviser could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.


The funds intend to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. This investment policy does not apply to the Capital Appreciation, Global Asset Allocation, and Equity-Income Funds. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.



Successful use of futures contracts by a fund is also subject to the ability of the investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities.


GSD-12

For example, if a fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.



The selling of futures contracts by a fund and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the investment adviser.



The hours of trading of futures contracts may not conform to the hours during which a fund may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.



A fund's successful use of futures contracts and options thereon depends upon the ability of its investment adviser to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit a fund's exposure to loss, they may also limit the fund's potential for capital gains. For example, if the fund has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although a fund will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.


LENDING OF PORTFOLIO SECURITIES


A fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral from the borrower in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.


As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the adviser to be creditworthy.

RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


A fund may make short-term investments in repurchase agreements. The difference between the purchase price to a fund and the resale price to the seller represents the interest earned by the fund which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement declines, or the fund may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of a fund or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized, and the collateral for each transaction will be in the actual or constructive possession of the particular fund during the terms of the transaction, as provided in the agreement.



Similarly, a fund will enter into reverse repurchase agreements only with parties that the adviser or sub-adviser deems creditworthy. While a reverse repurchase agreement is outstanding, the fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.


FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in

                                                                          GSD-13
currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. A fund will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S. There may be difficulty in enforcing legal rights outside the U.S. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for a fund to obtain or to enforce a judgment against the issuers of these securities. The adviser or sub-adviser will take all these factors into consideration in managing a fund's foreign investments.



The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which a fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.


FOREIGN CURRENCIES

When an adviser or sub-adviser believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's adviser or sub-adviser may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.


For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the adviser or sub-adviser believes that a particular currency may decline relative to the U.S. dollar, a fund may also enter into contracts to sell that currency (up to the value of a fund's assets denominated in or exposed to that currency) in exchange for another currency that the adviser or sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.



These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the adviser


GSD-14
or sub-adviser's projection of future exchange rates is inaccurate. Refer to previously discussed section: Strategic Portfolio Transactions -- Additional Information.


VALUATION OF PORTFOLIO SECURITIES

SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

FUTURES CONTRACTS AND OPTIONS. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.


However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund. There are more detailed explanations of these circumstances in each fund's SAI. See the General Prospectus Disclosure for the 11 funds for information about how to obtain a copy of a fund's SAI.


CUSTODIAN


All securities, cash and other similar assets of the funds are currently held in custody by Mellon Bank, N.A., 1735 Market Street, Suite 1735, Philadelphia, Pennsylvania 19103.



The custodian shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and (7) deliver to the funds proxies, proxy statements, etc.



Lincoln Life performs the dividend and transfer functions for each fund.


INDEPENDENT AUDITORS


Each fund's Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 2001 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.


FINANCIAL STATEMENTS


The audited financial statements and the reports of Ernst & Young LLP, Independent Auditors, for the funds are incorporated by reference to each fund's 2001 Annual Report. We will provide a copy of each fund's Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (454-6265).


BOND AND COMMERCIAL PAPER RATINGS

Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely

                                                                          GSD-15
to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The funds will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).


A -- 1 This designation indicates that the degree of safety regarding timely payment is very strong.


A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

GSD-16

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.


Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example, those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).



Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore, they may involve more risk than other government obligations.


TAXES


Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.



Each fund also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.



Since the only shareholders of the funds will be Lincoln Life and LNY, no discussion is stated herein as to the federal income tax consequences at the shareholder level.


The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.

DERIVATIVE TRANSACTIONS-DEFINITIONS


The SAI for each fund and this General SAI Disclosure discuss the type of derivative transactions in which the funds may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the General SAI Disclosure:



OPTION. A contract which gives the fund the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the fund to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding


                                                                          GSD-17
option contract by entering into an offsetting transaction known as a closing transaction. As a result, the fund would either pay out or receive a cash settlement, as further discussed on the following pages.



CURRENCY OPTION. Discussed below.



FIXED-INCOME OPTION. An option based on a fixed-income security, such as a corporate or government bond.



INDEX OPTION. An option based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.



STOCK (EQUITY) OPTION. An option based on the shares of stock of a particular company.



OPTION ON A FUTURES CONTRACT. Discussed below.


SWAP. A financial transaction in which the fund and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.


EQUITY SWAP. A swap which allows the fund to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.



INTEREST RATE SWAP. A swap in which the fund and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).


RELATED TRANSACTIONS TO INTEREST RATE SWAPS:

a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.

FUTURES CONTRACT. A contract which commits the fund to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.


INTEREST RATE FUTURES (AND OPTIONS THEREON). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.


STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).

OPTION ON A FUTURES CONTRACT. An option taken on a futures position.

FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.

FORWARD RATE AGREEMENT (FRA). A contract in which the fund and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.

CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.

CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.

CURRENCY OPTION. An option taken on foreign currency.

GSD-18

CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.

CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).

FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.

                                                                          GSD-19

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GSD-20

                          PART C - OTHER INFORMATION

Item 23.   Exhibits:


           (a)1. - Articles of Incorporation are incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement.

              2. - Articles Supplementary are incorporated herein by
                   reference to Post-Effective Amendment No. 8 to this Registration Statement filed on April 10, 2000.

           (b) - By-Laws are incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement.

           (c) - Certificate is incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement.

           (d)1. - Advisory Agreement between Lincoln Investment Management, Inc. (formerly Lincoln National Investment Management Company) and Lincoln National Capital Appreciation Fund, Inc. dated September 23, 1993 is incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement.

              2. - Sub-Investment Management Agreement between Lincoln National
                   Investment Management Company and Janus Capital Corporation dated January 1, 1994 is incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement.

                   a. Amendment effective November 1, 1994 to the
                      Sub-Investment Management Agreement effective January 1, 1994 between Lincoln National Investment Management Company and Janus Capital Corporation.

                   b. Attachment dated May 1, 1998 to the Sub-Investment
                      Management Agreement between Lincoln Investment Management, Inc. (formerly Lincoln National Investment Management Company) and Janus Capital Corporation is incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement.

                   c. Amendment effective May 1, 1998 to the Sub-Investment
                      Management Agreement between Lincoln Investment Company and Janus Capital Corporation.

                   d. Form of Sub-Investment Management Agreement between
                      Delaware Lincoln Investment Advisers and Janus Capital Corporation.

                   e. Form of Assignment to Sub-Advisory Agreement between
                      Delaware Lincoln Investment Advisers (formerly Lincoln Investment Management, Inc.) and Janus Capital Corporation dated April 1, 2002.

              3. - Assumption Agreement Investment Advisory Agreement dated
                   December 31, 2000 between Lincoln Investment Management, Inc. and Delaware Lincoln Investment Advisers is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 3, 2001.

              4. - Assumption Agreement Investment Sub-Advisory Agreement dated
                   December 31, 2000 between Lincoln Investment Management, Inc. and Delaware Lincoln Investment Advisers is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 3, 2001.

              5. - Form of Inter-Series Transfer Agreement Investment Advisory
                   Agreement between Delaware Lincoln Investment Advisers
                   (DLIA) and Delaware Management Company (DMC) effective
                   May 1, 2002.

              6. - Form of Inter-Series Transfer Agreement Investment
                   Sub-Advisory Agreement between Delaware Lincoln Investment Advisers (DLIA) and Delaware Management Company (DMC) effective May 1, 2002.

           (e)1. - N/A

              2.  - Specimen Agents Contract is incorporated herein by
                    reference to Post-Effective Amendment No. 4 to this Registration Statement.


           (f)   - NA

           (g) - Form of Custody Agreement between Lincoln National Capital Appreciation Fund, Inc. and Mellon Bank, N.A.

           (h)1. - Fund Participation Agreement

                   a. Amended and Restated Fund Participation Agreement
                      between Lincoln National Life Insurance Company and Lincoln National Capital Appreciation Fund, Inc.

                   b. Amended and Restated Fund Participation Agreement
                      between Lincoln Life & Annuity Company of New York and Lincoln National Capital Appreciation Fund, Inc.

              2. - Trade Name Agreement is incorporated herein by reference to
                   Post-Effective Amendment No. 5 to this Registration
                   Statement.

              3. - Services Agreement between Delaware Management Holdings,
                   Inc., Delaware Service Company, Inc., Lincoln National Capital Appreciation Fund, Inc. and Lincoln National
                   Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.


           (i) - Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement.

           (j)   - Consent of Ernst & Young LLP, Independent Auditors

           (k)   - N/A

           (l) - Investment Letter is incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement.

           (m)   - N/A

           (n)   - N/A

           (o)   - N/A


           (p) 1.- Code of Ethics, Lincoln National Capital Appreciation Fund, Inc. is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 3, 2001.

               2.- Code of Ethics, Delaware Management Business Trust (DMBT)
                   is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 3, 2001.

               3.- Code of Ethics, Janus Capital Management LLC (formerly Janus
                   Capital Corporation) (Janus) is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 3, 2001.

           (q) 1.- Power of Attorney, Kenneth G. Stella is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement filed on April 16, 1999.

               2.- Power of Attorney, John B. Borsch, Jr. is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement filed on April 16, 1999.

               3.- Power of Attorney, Barbara S. Kowalczyk is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement filed on April 16, 1999.

               4.- Power of Attorney, Nancy L. Frisby is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement filed on April 16, 1999.

               5.- Power of Attorney, Eric C. Jones is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement filed on April 16, 1999.

               6.- Power of Attorney, Frederick T. Crawford is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 3, 2001.

               7.- Power of Attorney, Kelly D. Clevenger is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement filed on April 16, 1999.

           (r) - Organizational Chart is incorporated herein by reference to Pre-Effective Amendment No. 1 (File Number 333-73532) filed on February 8, 2002.



Item 24.   Persons Controlled by or Under Common Control with Registrant

           See "Management of the Funds" and "Purchase and Redemption of Fund Shares", in the General Prospectus Disclosure forming Part A of this Registration Statement and "Investment Adviser and Sub-Advisers" in the General Statement of Additional Information (SAI) Disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the shareholders of the Fund are Lincoln National Life Insurance Company (Lincoln Life) for its Variable Annuity Accounts C, L, N and Q; for its Flexible Premium Variable Life Accounts K, M, R and S and for its Separate
           Account 53 and Lincoln Life & Annuity Company of New York (LNY), for its Variable Annuity Account L; for its Flexible Premium Variable Life Account M; for its Variable Annuities Separate Account N; and for its Flexible Premium Variable Life Separate Accounts R and S.

           No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as
           Exhibit 23 (r) to this Registration Statement.

Item 25.   Indemnification

           As permitted by Section 17(h) and 17(i) of the Investment Company Act of 1940 (1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
           Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

           The Registrant will purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

           Section 9 of the Investment Advisory Agreement (Exhibit (d)1. to the Registration Statement) limits the liability of DMC to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by DMC of its respective obligations and duties under the agreements.

           The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.   Business and Other Connections of Investment Adviser

     Information pertaining to any business and other connections of Registrant's investment adviser, DMC, is hereby incorporated by reference from the section captioned "Management of the Fund" in the General Prospectus Disclosure forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Advisers" in the General Statement of Additional Information Disclosure forming Part B of this Registration Statement, and Item 7 of Part II of Delaware Management Business Trust's (DMBT's) Form ADV filed separately with the Securities and Exchange Commission (File No. 801-32108). Information pertaining to any business and other connections of Registrant's sub-adviser, Janus Capital Management LLC (formerly Janus Capital Corporation) (Janus) is incorporated by reference from the section of the fund's Prospectus captioned "Investment Adviser and Portfolio Manager", the section of the General Statement of Additional Information Disclosure captioned "Investment Adviser and Sub-Advisers," and Item 7 of Part II of Janus' Form ADV filed separately with the Securities and Exchange Commission (File No. 801-13991).

     The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of DMC and Janus are hereby incorporated by reference, respectively, from Schedules A and D of DMBT's Form ADV and from Schedules A and D of Janus' Form ADV.

Item 27.   Principal Underwriters

           Not applicable.

Item 28.   Location of Accounts and Records

           All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (Lincoln Life), 1300 South Clinton Street, Fort Wayne, Indiana 46802; the investment adviser, Delaware Management Company (formerly Delaware Lincoln Investment Advisers), One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 and sub-adviser Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206; and the Fund's custodian, Mellon Bank, 1735 Market Street, Suite #1735, Philadelphia, Pennsylvania 19103. Also, accounts, books, and other documents are maintained by Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 pursuant to an accounting services agreement with the Fund.

Item 29.   Management Services

           Not applicable.

Item 30.   Undertakings

           Not applicable.

                                   SIGNATURES

(a) Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fort Wayne, and the State of Indiana on the 2nd day of April, 2002.


                                            LINCOLN NATIONAL
                                            CAPITAL APPRECIATION FUND, INC.

                                            By:  /S/ Kelly D. Clevenger
                                                -------------------------
                                                Kelly D. Clevenger
                                                President


(b) Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in their capacities indicated on April 2, 2002.


SIGNATURE                            TITLE
/S/ Kelly D. Clevenger               Chairman of the Board,
---------------------------          President and Director
Kelly D. Clevenger                   (Principal Executive Officer)


   *                                 Director
-------------------------------
John B. Borsch, Jr.


   *                                 Director
-------------------------------
Kenneth G. Stella


   *                                 Director
-------------------------------
Barbara S. Kowalczyk


    *                                Director
-------------------------------
Nancy L. Frisby


     *                               Chief Accounting Officer
-------------------------------      (Principal Accounting Officer)
Eric C. Jones


     **                              Vice President and Treasurer
-------------------------------      (Principal Financial Officer)
Frederick J. Crawford


*By /S/ Steven M. Kluever            Pursuant to a Power of Attorney filed with
-------------------------------      Post-Effective Amendment No. 7 to the
 Steven M. Kluever                   Registration Statement.


**By /S/ Steven M. Kluever           Pursuant to a Power of Attorney filed with
-------------------------------      Post-Effective Amendment No. 9 to the
 Steven M. Kluever                   Registration Statement.


                                  EXHIBIT INDEX

(d)2.a. Amendment to the Sub-Investment Management Agreement effective November 1, 1994.

   2.c. Amendment to the Sub-Investment Management Agreement effective May 1, 1998.

   2.d.     Form of Sub-Investment Management Agreement

   2.e.     Form of Assignment to Sub-Advisory Agreement effective April 1,
            2002.

   5. Form of Inter-Series Transfer Agreement Investment Advisory Agreement effective May 1, 2002.

   6. Form of Inter-Series Transfer Agreement Investment Sub-Advisory Agreement effective May 1, 2002.

(g)         Form of Custody Agreement

(h)1.a.     Amended and Restated Fund Participation Agreement

     b.     Amended and Restated Fund Participation Agreement

(j)         Consent of Ernst & Young LLP, Independent Auditors dated March 29,
            2002.